Exhibit 99.1

FOR IMMEDIATE RELEASE

Financial Contact:                             Press Contact:

Suzanne Schmidt IDT Investor Relations Phone: (415) 217-4962 E-mail: suzanne@blueshirtgroup.com	Graham Robertson IDT Worldwide Marketing Phone: (408) 284-2644 E-mail: graham.robertson@idt.com

IDT REPORTS Q1 FISCAL YEAR 2015 FINANCIAL RESULTS
Q1 FY15 Revenue of $126.3M; up 6.5% Q/Q and 7.5% Y/Y
Q1 FY15 GAAP Diluted EPS (from Continuing Operations) of $0.11
Q1 FY15 Non-GAAP Diluted EPS of $0.17

SAN JOSE, Calif., July 28, 2014 - Integrated Device Technology, Inc. (IDT®) (NASDAQ: IDTI) today announced results for the fiscal first quarter ended June 29, 2014.

“We are off to a strong start in fiscal 2015 with our first fiscal quarter results demonstrating consistently improving financial performance across all key metrics,” said Greg Waters, president and chief executive officer. “Underpinning these results was strength and market share gains across all of our end markets; revenue from our Communications, Computing, and Consumer end markets all grew sequentially in the quarter. In our Communications end market, strength in the quarter was driven by our RapidIO solution, Timing products, and the continued ramp of our RF solutions, all of which are benefiting from the ongoing global buildout of 4G/LTE. In our Computing end market, we benefitted from the DDR3 to DDR4 transition underway in Memory Interface, where we have market-leading solutions designed in with all key customers. In our Consumer end market, our wireless power business is strong and growing. Our recently announced design win with LG is an industry milestone, where a major Smartphone supplier has embedded Wireless Charging in their flagship models. We remain in the center of this exciting and fast-developing market.”

“Looking ahead we are confident in our ability to continue executing on our growth strategy with all key areas of our business contributing to that growth,” concluded Mr. Waters.

Recent Business Highlights

•
IDT revealed that LG Electronics had built into its flagship G3 smartphone an IDT wireless power receiver. The two companies worked together closely to integrate the chip, which delivers a compact size and simplified application circuit.

•	IDT announced world’s smallest 2-watt wireless power, delivering leading technology in a compact package ideal for wearable applications.

•	IDT’s IDTP9021 wireless power receiver was recognized by China’s Electronic Engineering & Product World (EEPW) magazine with the best power management product award.

•
Focused on wireless communications systems, IDT introduced the F1650 Modulator, its latest RF signal path solution, delivering the industry’s lowest power consumption and highest linearity for today’s wireless products.

•	Building on its leadership in RapidIO, IDT announced its collaboration with eSilicon Corp. to expedite development of next-generation RapidIO® switches for new system architectures.

•
IDT expanded its leading PCIe timing portfolio with the release of the industry’s first 1.5 V PCI Express (PCIe®) timing buffers, enabling designers to reduce system complexity, physical size, and power consumption.

•	The Company won an EDN China Innovation Award for its Universal Frequency Translator, an ultra-high-performance programmable timing device that won an EE Times ACE Award three months earlier.

•	IDT announced that it has shipped over 1 million DDR4 registers, the result of growing demand for the next generation of DRAM modules, including RDIMMs and LRDIMMs.

The following highlights the Company’s financial performance on both a GAAP and supplemental non-GAAP basis. The Company is pursuing the divestiture of its high speed data converter business and is in active discussions with potential buyers. For financial statement purposes, the high speed data converter business is classified as assets held for sale and is treated as discontinued operations for all periods presented. IDT has excluded results from the high speed data converter business from current and historical non-GAAP results. The Company provides supplemental information regarding its operating performance on a non-GAAP basis that excludes certain gains, losses and charges which occur relatively infrequently and which management considers to be outside our core operating results. Non-GAAP results are not in accordance with GAAP and may not be comparable to non-GAAP information provided by other companies. Non-GAAP information should be considered a supplement to, and not a substitute for, financial statements prepared in accordance with GAAP. A complete reconciliation of GAAP to non-GAAP results from continuing operations is attached to this press release.

•
Revenue from continuing operations for the fiscal first quarter of 2015 was $126.3 million, compared with $118.6 million reported last quarter, and $117.5 million reported in the same period one year ago.

•
GAAP net income from continuing operations for the fiscal first quarter of 2015 was $17.1 million, or $0.11 per diluted share, versus GAAP net income from continuing operations of $5.1 million or $0.03 per diluted share last quarter, and a GAAP net income from continuing operations of $1.5 million or $0.01 per share in the same period one year ago. Fiscal first quarter 2015 GAAP results include a $2.6 million loss relating to amortization of intangible assets and other acquisition/divestiture related charges, $5.0 million in stock-based compensation expense, $2.9 million in accelerated depreciation, impairments and other restructuring related charges, and $0.9 million in related tax effects.

•
Non-GAAP net income for the fiscal first quarter of 2015 was $26.7 million or $0.17 per diluted share, compared with non-GAAP net income of $21.7 million or $0.14 per diluted share last quarter, and non-GAAP net income of $10.6 million or $0.07 per diluted share reported in the same period one year ago.

•
GAAP gross profit from continuing operations for the fiscal first quarter of 2015 was $74.0 million, or 58.6 percent, compared with GAAP gross profit of $61.1 million or 51.5 percent last quarter, and $66.1 million, or 56.3 percent, reported in the same period one year ago. Non-GAAP gross profit for the fiscal first quarter of 2015 was $78.1 million, or 61.9 percent, compared with non-GAAP gross profit of $72.4 million, or 61.1 percent last quarter, and $68.8 million, or 58.6 percent, reported in the same period one year ago.

•
GAAP R&D expense for the fiscal first quarter of 2015 was $32.1 million, compared with GAAP R&D expense of $32.9 million last quarter, and $37.9 million reported in the same period one year ago. Non-GAAP R&D expense for the fiscal first quarter of 2015 was $28.7 million, compared with non-GAAP R&D of $28.6 million last quarter, and $34.6 million in the same period one year ago.

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GAAP SG&A expense for the fiscal first quarter of 2015 was $25.5 million, compared with GAAP SG&A expense of $ 23.3 million last quarter, and $26.8 million in the same period one year ago. Non-GAAP SG&A expense for the fiscal first quarter of 2015 was $22.1 million, compared with non-GAAP SG&A expense of $21.0 million last quarter, and $23.2 million in the same period one year ago.

Webcast and Conference Call Information
Investors may listen to a live or replay webcast of the Company’s quarterly financial conference call at http://ir.idt.com/. The live webcast will begin at 1:30 p.m. Pacific time on July 28, 2014. The webcast replay will be available after 5 p.m. Pacific time on July 28, 2014.

Investors may also listen to the live call at 1:30 p.m. Pacific time on July 28, 2014 by calling (888) 461-2024 or (719) 457-2645. The access code is 9736805. The conference call replay will be available for one week after the event at (888) 203-1112 or (719) 457-0820. The access code is 9736805.

About IDT
Integrated Device Technology, Inc. develops system-level solutions that optimize its customers’ applications. IDT uses its market leadership in timing, serial switching and interfaces, and adds analog and system expertise to provide complete application-optimized, mixed-signal solutions for the communications, computing and consumer segments. Headquartered in San Jose, Calif., IDT has design, manufacturing, sales facilities and distribution partners throughout the world. IDT stock is traded on the NASDAQ Global Select Stock Market® under the symbol “IDTI.” Additional information about IDT is accessible at www.IDT.com. Follow IDT on Facebook, LinkedIn, Twitter, and YouTube.

Forward Looking Statements
Investors are cautioned that forward-looking statements in this release, including but not limited to statements regarding demand for Company products, anticipated trends in Company sales, expenses and profits, involve a number of risks and uncertainties that could cause actual results to differ materially from current expectations. Risks include, but are not limited to, global business and economic conditions, fluctuations in product demand, manufacturing capacity and costs, inventory management, competition, pricing, patent and other intellectual property rights of third parties, timely development and introduction of new products and manufacturing processes, dependence on one or more customers for a significant portion of sales, successful integration of acquired businesses and technology, availability of capital, cash flow and other risk factors detailed in the Company’s Securities and Exchange Commission filings. The Company urges investors to review in detail the risks and uncertainties in the Company’s Securities and Exchange Commission filings, including but not limited to the Annual Report on Form 10-K for the fiscal year ended March 30, 2014. All forward-looking statements are made as of the date of this release and the Company disclaims any duty to update such statements.

Non-GAAP Reporting
To supplement its consolidated financial results presented in accordance with GAAP, IDT uses non-GAAP financial measures which are adjusted from the most directly comparable GAAP financial measures to exclude certain items, as described in detail below. Management believes that these non-GAAP financial measures reflect an additional and useful way of viewing aspects of the Company’s operations that, when viewed in conjunction with IDT’s GAAP results, provide a more comprehensive understanding of the various factors and trends affecting the Company’s business and operations. It should also be noted that IDT's non-GAAP information may be different from the non-GAAP information provided by other companies. Non-GAAP financial measures used by IDT include:

Cost of revenues;
    Gross profit;
Research and development expenses;
Selling, general and administrative expenses;
Interest income and other;
Provision for (benefit from) for income taxes, continuing operations
Operating income;
Net income from continuing operations;
Diluted net income per share, continuing operations; and
Weighted average shares outstanding - diluted

The Company presents non-GAAP financial measures because the investor community uses non-GAAP results in its analysis and comparison of historical results and projections of the Company's future operating results. These non-GAAP results exclude acquisition related expense, restructuring and divestiture related costs (gain), share-based compensation expense, results from discontinued operations, stockholder expenses and certain other expenses and benefits. Management uses these non-GAAP measures to manage and assess the profitability of the business. These non-GAAP results are also consistent with the way management internally analyzes IDT's financial results.

There are limitations in using non-GAAP financial measures because they are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies. The presentation of non-GAAP financial information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP financial measures. The non-GAAP financial measures supplement, and should be viewed in conjunction with, GAAP financial measures. Investors should review the reconciliations of the non-GAAP financial measures to their most directly comparable GAAP financial measures as provided in the accompanying press release.

As presented in the “Reconciliation of GAAP to Non-GAAP” tables in the accompanying press release, each of the non-GAAP financial measures excludes one or more of the following items:

Acquisition related. Acquisition-related charges are not factored into management’s evaluation of potential acquisitions or IDT’s performance after completion of acquisitions, because they are not related to the Company’s core operating performance. Adjustments of these items provide investors with a basis to compare IDT’s performance to other companies without the variability caused by purchase accounting. Acquisition-related expenses primarily include:

•	Amortization of acquisition related intangibles, which include acquired intangibles such as purchased technology, patents, customer relationships, trademarks, backlog and non-compete agreements.

•	Acquisition related costs such as legal, accounting and other professional or consulting fees directly related to an acquisition.

•	Fair market value adjustment to acquired inventory sold.

Restructuring related. Restructuring charges primarily relate to changes in IDT’s infrastructure in efforts to reduce costs and expenses (gains) associated with strategic divestitures and restructuring in force actions. Restructuring charges (gains) are excluded from non-GAAP financial measures because they are not considered core operating activities. Although IDT has engaged in various restructuring activities in the past, each has been a discrete event based on a unique set of business objectives. As such, management believes that it is appropriate to exclude restructuring charges (gains) from IDT’s non-GAAP financial measures as it enhances the ability of investors to compare the Company’s period-over-period operating results from continuing operations. Restructuring-related charges (gains) primarily include:

•	Severance and retention costs directly related to a restructuring action.

•	Facility closure costs consist of ongoing costs associated with the exit of our leased and owned facilities.

•	Gain on divestiture consists of gains recognized upon the strategic sale of business units.

•	Assets impairments including accelerated depreciation of certain assets no longer in use and impairment charge related to a note receivable and subsequent recoveries.

Other adjustments. These items are excluded from non-GAAP financial measures because they are not related to the core operating activities and on-going future operating performance of IDT. Excluding this data allows investors to better compare IDT’s period-over-period performance without such expense, which IDT believes may be useful to the investor community. Other adjustments primarily include:

•	Stock based compensation expense.

•	Compensation expense (benefit) - deferred compensation, consists of gains and losses on marketable equity securities related to our deferred compensation arrangements.

•
Loss (gain) on deferred compensation plan securities represents the changes in the fair value of the assets in a separate trust that is invested in corporate owned life insurance under our deferred compensation plan.

•	Life insurance proceeds received, represents proceeds received under corporate owned life insurance under our deferred compensation plan.

•
Tax effects of non-GAAP adjustments. Effective first quarter of fiscal 2015 the Company used a projected long-term non-GAAP tax rate of 4%. When projecting this long-term rate, the Company evaluated its current long-term projections, current tax structure and other factors such as the Company’s existing tax positions in various jurisdictions and key legislations in major jurisdictions where the company operates. The Company intends to re-evaluate this long-term rate only on an annual basis. This long-term non-GAAP tax rate eliminates the effects of non-recurring and period specific items which can vary in size and frequency, and will provide better consistency within the interim reporting periods. This long-term rate could be subject to change for a variety of reasons, for example, significant structural changes in the geographic earnings mix including acquisition activity, or fundamental tax law changes in major jurisdictions where the Company operates.

•
Diluted weighted average shares non-GAAP adjustment, for purposes of calculating non-GAAP diluted net income per share, the GAAP diluted weighted average shares outstanding is adjusted to exclude the benefits of stock compensation expense attributable to future services not yet recognized in the financial statements that are treated as proceeds assumed to be used to repurchase shares under the GAAP treasury method.

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IDT and the IDT logo are trademarks or registered trademarks of Integrated Device Technology, Inc. All other brands, product names and marks are or may be trademarks or registered trademarks used to identify products or services of their respective owners.

INTEGRATED DEVICE TECHNOLOGY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In thousands, except per share data)
	Three Months Ended
	June 29,	Mar. 30,	June 30,
	2014	2014	2013
Revenues	$126,302	$118,640	$117,464
Cost of revenues	52,293	57,560	51,342
Gross profit	74,009	61,080	66,122
Operating expenses:
Research and development	32,050	32,860	37,939
Selling, general and administrative	25,459	23,322	26,838
Total operating expenses	57,509	56,182	64,777

Operating income	16,500	4,898	1,345

Loss from divestiture	—	(302)	—
Other income, net	862	786	57
Income from continuing operations before income taxes	17,362	5,382	1,402
Provision for (benefit from) income taxes	251	320	(99)

Net income from continuing operations	17,111	5,062	1,501

Discontinued operations:
Gain from divestiture	16,840	—	—
Loss from discontinued operations	(12,153)	(5,016)	(3,864)
Provision for (benefit from) income taxes	(45)	17	(99)
Net income (loss) from discontinued operations	4,732	(5,033)	(3,765)

Net income (loss)	$21,843	$29	$(2,264)

Basic net income per share - continuing operations	$0.11	$0.03	$0.01
Basic net income (loss) per share - discontinued operations	0.04	(0.03)	(0.03)
Basic net income (loss) per share	$0.15	$—	$(0.02)

Diluted net income per share - continuing operations	$0.11	$0.03	$0.01
Diluted net income (loss) per share - discontinued operations	0.03	(0.03)	(0.03)
Diluted net income (loss) per share	$0.14	$—	$(0.02)

Weighted average shares:
Basic	149,283	150,033	147,056
Diluted	153,741	154,390	150,241

INTEGRATED DEVICE TECHNOLOGY, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (a)
(Unaudited)
(In thousands, except per share data)
	Three Months Ended
	June 29,	Mar. 30,	June 30,
	2014	2014	2013

GAAP net income from continuing operations	$17,111	$5,062	$1,501
GAAP diluted net income per share - continuing operations	$0.11	$0.03	$0.01
Acquisition related:
Amortization of acquisition related intangibles	2,549	11,999	3,321
Impairment of acquired in-process research and development	—	2,433	—
Acquisition related legal and consulting fees	—	73	468
Restructuring related:
Severance and retention costs	526	383	1,174
Facility closure costs	47	107	8
Loss on divestiture	—	302	—
Assets impairment and other	2,302	334	(36)
Other:
Stock-based compensation expense	4,962	2,368	4,820
Compensation expense (benefit) - deferred compensation plan	494	185	(100)
(Gain) loss on deferred compensation plan securities	(480)	(171)	101
Tax effects of Non-GAAP adjustments	(859)	(1,331)	(662)
Non-GAAP net income from continuing operations	$26,652	$21,744	$10,595
GAAP weighted average shares - diluted	153,741	154,390	150,241
Non-GAAP adjustment	1,867	1,492	2,699
Non-GAAP weighted average shares - diluted	155,608	155,882	152,940
Non-GAAP diluted net income per share - continuing operations	$0.17	$0.14	$0.07

GAAP gross profit	$74,009	$61,080	$66,122
Acquisition and divestiture related:
Amortization of acquisition related intangibles	1,686	11,016	2,435
Restructuring related:
Severance and retention costs	23	117	1
Facility closure costs	—	—	2
Assets impairment and other	1,935	105	(36)
Other:
Compensation expense (benefit) - deferred compensation plan	147	55	(31)
Stock-based compensation expense	319	61	333
Non-GAAP gross profit	$78,119	$72,434	$68,826

GAAP R&D expenses:	$32,050	$32,860	$37,939
Acquisition related:
Impairment of acquired in-process research and development	—	(2,433)	—
Restructuring related:
Severance and retention costs	(240)	(264)	(1,092)
Facility closure costs	—	—	(2)
Assets impairment and other	(367)	(63)	—
Other:
Compensation expense (benefit) - deferred compensation plan	(240)	(90)	52
Stock-based compensation expense	(2,521)	(1,389)	(2,315)
Non-GAAP R&D expenses	$28,682	$28,621	$34,582

GAAP SG&A expenses:	$25,459	$23,322	$26,838
Acquisition and divestiture related:
Amortization of acquisition related intangibles	(863)	(983)	(886)
Acquisition related legal and consulting fees	—	(73)	(468)
Restructuring related:
Severance and retention costs	(263)	(2)	(81)
Facility closure costs	(47)	(107)	(4)
Assets impairment and other	—	(166)	—
Other:
Compensation expense (benefit) - deferred compensation plan	(107)	(40)	17
Stock-based compensation expense	(2,122)	(918)	(2,172)
Non-GAAP SG&A expenses	$22,057	$21,033	$23,244

GAAP interest income and other, net	$862	$786	$57
(Gain) loss on deferred compensation plan securities	(480)	(171)	101
Non-GAAP interest income and other, net	$382	$615	$158

GAAP provision for (benefit from) income taxes - continuing operations	$251	$320	$(99)
Tax effects of Non-GAAP adjustments	859	1,331	662
Non-GAAP provision for income taxes - continuing operations	$1,110	$1,651	$563

(a) Refer to the accompanying “Notes to Non-GAAP Financial Measures” for a detailed discussion of Management’s use of non-GAAP financial measures.

INTEGRATED DEVICE TECHNOLOGY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	June 29,	Mar. 30,
(In thousands)	2014	2014

ASSETS
Current assets:
Cash and cash equivalents	$104,384	$91,211
Short-term investments	359,819	362,604
Accounts receivable, net	72,058	68,904
Inventories	45,749	49,622
Prepaid and other current assets	10,547	13,034
Total current assets	592,557	585,375

Property, plant and equipment, net	65,941	69,827
Goodwill	135,644	135,644
Acquisition-related intangibles	9,558	18,741
Other assets	24,078	21,373
TOTAL ASSETS	$827,778	$830,960

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$23,230	$25,442
Accrued compensation and related expenses	23,252	24,343
Deferred income on shipments to distributors	14,126	14,006
Deferred taxes liabilities	1,393	1,346
Other accrued liabilities	7,745	11,525
Total current liabilities	69,746	76,662

Deferred tax liabilities	1,494	1,494
Long term income taxes payable	270	266
Other long term obligations	19,254	18,683
Total liabilities	90,764	97,105

Stockholders' equity	737,014	733,855

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$827,778	$830,960